SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 27, 1999


                            NEW FRONTIER MEDIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                      0-23697                       84-1084061
--------------               ---------------                -----------------
  (State of                 (Commission File               (IRS Employer I.D.
Incorporation)                   Number)                         Number)


                          5435 Airport Blvd., Suite 100
                             Boulder, Colorado 80301
                                 (303) 444-0632
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)

Item 2.  Acquisition or Disposition of Assets.

         On October 27,, 1999, the Registrant acquired all of the issued and outstanding shares of capital stock of Interactive Gallery, Inc., a California corporation ("IGI"), all of the issued and outstanding shares of capital stock of Interactive Telecom Network, Inc., a California corporation ("ITN"), and ninety percent (90%) of the issued and outstanding shares of capital stock of Card Transactions, Inc., a California corporation ("CTI") pursuant to that certain Stock Purchase Agreement (the "Agreement") dated August 19, 1999, by and among Edward J. Bonn, Bradley Weber, and Jerry D. Howard (collectively, the "Sellers") and the Registrant, in consideration for the issuance to the Sellers of 6,000,000 restricted shares of the Registrant's common stock. The Agreement was previously filed with the Securities and Exchange Commission as Exhibit A to the Definitive Proxy Statement incorporated herein by reference.

         The Agreement was ratified and approved by the Registrant's Board of Directors on August 19, 1999, and subsequently ratified and approved by the Registrant's shareholders at its annual shareholders' meeting on October 27, 1999 immediately preceding the closing of the above-described acquisitions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

    The audited combined financial statements of IGI and ITN for the fiscal years ended December 31, 1998 and 1997, as well as the reviewed but unaudited combined financial statements of IGI, ITN and CTI for the three months ended March 31, 1999 and 1998, and for the six months ended June 30, 1999 and 1998, were previously filed as Exhibit B to the Definitive Proxy Statement, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

    The unaudited pro forma unaudited combined financial information of the Registrant for the three months ended June 30, 1999, and for the year ended March 31, 1999, giving effect to the Acquisition, was previously filed as part of the Definitive Proxy Statement, and is incorporated herein by reference.

(c) Exhibits.

          23.     Consent of Singer Lewak Greenbaum & Goldstein, LLP

         *99.1 Audited combined financial statements of IGI and ITN for the fiscal years ended December 31, 1998 and 1997; reviewed but unaudited combined financial statements of IGI, ITN and CTI for the three months ended March 31, 1999 and 1998, and for the six months ended June 30, 1999 and 1998.

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

         *99.2 Unaudited pro forma combined financial information of the Registrant for the three months ended June 30, 1999, and for the year ended March 31, 1999, giving effect to the Acquisitions.

         *99.3 Stock Purchase Agreement between the Registrant and the Sellers, dated August 19, 1999.

          99.4    Press Release.

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* Incorporated herein by reference from Exhibits to Registrant's DEFM14A filed
  September 28, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEW FRONTIER MEDIA, INC.
                                       (Registrant)

November 5, 1999                 By: /S/ KARYN L. MILLER
                                 ----------------------------------------------
                                 Karyn L. Miller, Chief Financial Officer



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

                                  EXHIBIT INDEX

Exhibit No.       Exhibit                                                   Page
-----------       ---------                                                 ----

          23.     Consent of Singer Lewak Greenbaum & Goldstein, LLP          5

         *99.1    Audited combined financial statements of IGI and ITN for    *
                  the fiscal years ended December 31, 1998 and 1997;
                  reviewed but unaudited combined financial statements of IGI, ITN and CTI for the three months ended March 31, 1999 and 1998, and for the six months ended June 30, 1999 and 1998.

         *99.2    Unaudited pro forma combined financial information of the   *
                  Registrant for the three months ended June 30, 1999, and for the year ended March 31, 1999, giving effect to the Acquisitions.

         *99.3    Stock Purchase Agreement between the Registrant and the     *
                  Sellers, dated August 19, 1999.

          99.4    Press Release.                                              6

----------
* Incorporated herein by reference from Exhibits to Registrant's DEFM14A filed September 28, 1999.

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